UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00572

American Mutual Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Hong T. Le

American Mutual Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Mutual Fund® Annual report for the year ended October 31, 2022

We invest in
companies with
strong balance sheets
and a history of
paying dividends

American Mutual Fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2022 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	–4.78%	7.30%	9.97%
Class A shares (reflecting 5.75% maximum sales charge)	–10.44	5.83	9.12

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.38% for Class F-2 shares and 0.58% for Class A shares as of the prospectus dated January 1, 2023 (unaudited). The expense ratios are restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The fund’s 30-day yield as of October 31, 2022, was 1.63% for Class F-2 shares and 1.37% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The fund’s 12-month distribution rate as of that date was 1.93% for Class F-2 shares and 1.63% for Class A shares. Both Class A share values reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

11	Financial statements

34	Board of trustees and other officers

Fellow investors:

Market review

Markets fell sharply following last year’s strong gains as investors absorbed the implications of Russia’s February invasion of Ukraine, the U.S. Federal Reserve’s firm commitment to tighter monetary policy and the challenge of balancing persistent inflationary pressures with potential recession. In 2022, the U.S. Federal Reserve raised interest rates five times by the end of October — including three 75-basis-point increases — to combat rising inflation in the most aggressive hiking cycle in decades. September Consumer Price Index1 (CPI) rose 8.2% year over year, with steep rises in U.S. food and energy prices; core inflation (which strips out food and energy) rose 6.6% for the same period — the highest increase in 40 years.

The S&P 500 Index fell 14.61% for the fiscal year ended October 31, 2022. The unmanaged S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks. All S&P sectors, except for energy, consumer staples, utilities and health care, declined; energy posted a 65.0% gain as oil and natural gas prices soared. Communication services, consumer discretionary, real estate and information technology led the way down,

[1]	Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Widely used as a measure of inflation, the CPI is computed by the U.S. Department of Labor, Bureau of Labor Statistics.

Dividends paid in calendar year 2022

For tax purposes, here are the quarterly income dividends shareholders received in calendar year 2022.

Class F-2 income dividends per share:	$0.2314 paid on 3/16/22
$0.2312 paid on 6/15/22
$0.2344 paid on 9/14/22
$0.2339* to be paid on 12/14/22

Class A income dividends per share:	$0.205 paid on 3/16/22
$0.205 paid on 6/15/22
$0.210 paid on 9/14/22
$0.210* to be paid on 12/14/22

The fund will also pay a special dividend for Class F-2 and Class A shares from accumulated undistributed net income on 12/14/22.

*	Estimated as of 10/31/2022 (unaudited).

Form 1099-DIV, which provides the information you will need to prepare your federal income tax return for 2022, will be mailed to you with your American Funds Tax Guide in late January 2023.

American Mutual Fund	1

with communication services shedding the most at 40.6%. Value stocks fared better than growth equities in a significant reversal from previous years; the Russell 1000 Value Index2 lost 7.00% versus a 24.60% decline for the Russell 1000 Growth Index.3 The indexes are unmanaged and, therefore, have no expenses; investors cannot invest directly in an index.

American Mutual Fund held up well in this environment, with Class F-2 shares falling 2.54% versus the 14.61% decline of the unmanaged S&P 500 Index. The fund is managed conservatively and historically has fared better in declining markets since well-capitalized dividend-paying companies are typically less volatile than the overall market and have tended to offer better downside protection.

For the past 10 years — which were principally dominated by growth-oriented equities — the fund had an average annual total return of 10.91% versus the primary benchmark index’s 12.79% return. However, over its lifetime of more than 70 years, which reflects multiple market cycles, the fund has had an average annual total return of 11.61%. The S&P 500 had an average annual return of 11.26% during the fund’s lifetime.

Inside the portfolio

American Mutual Fund remains firmly focused on its three-pronged objective of current income, growth of capital and conservation of principal. The fund typically favors dividend-paying equities that are neither the highest, nor lowest, payers of the equity universe in sectors such as industrials, financials, health care, consumer staples and energy.

Health care is the single largest sector weighting in the fund, with holdings of 18.75% of total assets. In general, health care companies tend to hold up well during cyclical downturns and appear to be more resistant to current inflationary pressures than other areas of the market, such as food and energy. Select health care companies offer attractive valuations, along with the potential for improving fundamentals and long-term product pipeline opportunities driven by innovative research. Pharmaceutical firm Abbvie was one of the largest contributors to the portfolio for the period; Abbvie offered a 3.85% dividend yield as of October 31. Shares of Abbott Laboratories fell, however, as the firm grappled with declining nine-month year-over-year nutrition sales through September 30, 2022, due to a baby formula recall and resulting shortages; concerns about wavering COVID-19 test demand have also contributed to share price volatility despite nine-month sales growth for diagnostic tests.

Industrials are another significant area of focus in the portfolio, comprising 12.72% of total assets. We are finding value in a wide range of industrial firms as global travel begins to normalize and certain supply chain issues seem likely to resolve. Several industrial firms stood out as contributors during the period, particularly in aerospace and defense as well as waste management.

Shares of aerospace and defense firm Northrop Grumman rose 53.69%. Shares of Raytheon Technologies also gained amid strong profits throughout the fiscal year, driven by recovering demand for commercial aerospace and expectations for increased military spending.

In the energy sector, exploration and production firms EOG Resources and ConocoPhillips rose 47.65% and 69.27%, respectively, given higher energy prices and tighter supply in the face of ongoing conflict in Ukraine. American Mutual Fund invests in select energy firms that seem poised to return cash to shareholders given supportive energy prices and the major long-term energy transition happening across the globe.

The fund also has substantial investments in select financial firms, with the sector comprising 12.66% of assets. While higher interest rates may be beneficial to profit margins across the financial sector, fund managers are mindful of potential credit risks. The fund focuses on companies with strong balance sheets and tends to favor insurance firms that seem likely to benefit from rising rates and inflation as well as trust banks that should witness improved pricing models. Several banks and insurance firms held by the fund fared better than the market. But shares of global data services provider Digital Realty Trust declined, reflecting concerns about the potential for higher funding costs in a rising rate environment and the possibility of slower data center demand.

[2]	Russell 1000 Value Index is a market capitalization-weighted index that represents the large-cap value segment of the U.S. equity market and includes stocks from the Russell 1000 Index that have lower price-to-book ratios and lower expected growth values. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

[3]	Russell 1000 Growth Index is a market capitalization-weighted index that represents the large-cap growth segment of the U.S. equity market and includes stocks from the Russell 1000 Index that have higher price-to-book ratios and higher expected growth values. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes.

2	American Mutual Fund

Investments in the consumer staples sector supported fund results, particularly General Mills. Shares of the food company, widely known for Cheerios® and Wheaties® cereal, rose 32.01%; General Mills had a dividend yield of 2.57% at the end of the period.

Having limited exposure to technology, consumer discretionary and communication services firms further helped as these sectors came under pressure. The fund invests in high-quality companies in these areas, with strong balance sheets and continued prospects for sustainable dividend growth. Some holdings, however, experienced slowing revenue growth and multiple compression amid higher interest rates and rising concerns that a potential recession could dampen demand. Among detractors, Taiwan Semiconductor Manufacturing Company declined in the face of supply chain issues and fears about the potential impact of a global economic slowdown. Meanwhile, shares of Comcast dropped sharply. The telecommunications giant reported strong results for its theme park business in the first three quarters of 2022, but grappled with slower revenue from its Sky business, which operates across Europe. Comcast offered a dividend yield of 3.34% as of October 31.

American Mutual Fund (Class F-2 shares) paid a quarterly dividend of more than 28 cents a share in December 2021, including a special dividend of 5 cents a share. The fund went on to pay dividends of more than 23 cents a share in March, June and September 2022. As of December 1, 2022, the investible universe for American Mutual Fund was broadened to include alcohol and tobacco companies. We believe that this expanded investible universe will support the fund’s ability to continue meeting its multiple objectives.

Looking ahead

In the last year, dividend-paying stocks have garnered investor favor, reversing a decade-long trend of lower yielding, growth-oriented equities dominating markets. This focus on dividend-paying stocks in a challenging macroeconomic environment has supported results for American Mutual Fund, which invests in high-quality, dividend-paying companies and aims to offer downside protection in market downturns. More broadly, longer term trends in global markets and economies appear to be shifting from deflation to inflation — and lower to higher interest rates — alongside heightened geopolitical risk, the redistribution of global supply chains and a multi-year global energy transition. Meanwhile, concerns about recession loom in the backdrop in the face of inflationary pressures and higher interest rates across key developed markets. At the same time, corporate earnings have yet to experience significant downgrades. We recognize that weaker earnings may result in further market volatility and continue to monitor earnings closely.

We are unwavering in the fund’s commitment to its long-term goals through a significant period of market uncertainty and change. In this environment, American Mutual Fund abides by the key driving philosophy that company fundamentals and valuations matter. The fund continues to emphasize quality, dividend-paying companies with strong balance sheets in an effort to meet its objectives of capital conservation, current income and growth of capital. (This objective has not changed in the 70-plus years since the fund’s inception through many different market cycles.) We are mindful of risks in the market and interested in a range of companies likely to benefit from long-term favorable trends in health care, industrials, energy, financials and consumer demand. The investment team is actively finding value in firms with strong business models and solid cash flow generation that employ thoughtful capital allocation in support of dividend growth. We expect these firms to share profits with investors through periods of market volatility. This group includes companies with substantial pricing power against rising inflation.

We would like to thank our long-term investors for their continued support and look forward to reporting to you again in six months.

Cordially,

Charles E. Ellwein

Co-President

William L. Robbins

Co-President

December 8, 2022

For current information about the fund, visit capitalgroup.com.

American Mutual Fund	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

$3,000,000
1,000,000
500,000
100,000
10,000
6,000
Year ended October 31
1973
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991

Average annual total returns based on a $1,000 investment
(for periods ended October 31, 2022)

	1 year	5 years	10 years
Class F-2 shares	-2.54%	8.92%	10.91%
Class A shares*	-8.33	7.43	10.06

**Assumes payment of the maximum 5.75% sales charge.*

4	American Mutual Fund

How a hypothetical $10,000 investment has grown

A meaningful way to compare the fund’s results with the return on other investments is through its total return. Total return is a combination of income return and capital return. This chart illustrates a hypothetical $10,000 investment in American Mutual Fund from October 31, 1972, through October 31, 2022.

American Mutual Fund	5

Investment portfolio October 31, 2022

Sector diversification	Percent of net assets

Common stocks 90.16%	Shares	Value (000)
Energy 7.24%
Baker Hughes Co., Class A	10,959,855	$303,150
Canadian Natural Resources, Ltd. (CAD denominated)	1,114,177	66,825
Chevron Corp.	7,504,683	1,357,597
ConocoPhillips	13,164,983	1,659,973
Enbridge, Inc.	1,470,927	57,293
EOG Resources, Inc.	7,447,735	1,016,765
Exxon Mobil Corp.	2,070,399	229,421
Schlumberger, Ltd.	1,607,360	83,631
Shell PLC (ADR)	1,210,761	67,355
Suncor Energy, Inc.	5,667,084	194,927
TC Energy Corp.	9,688,201	425,506
TC Energy Corp. (CAD denominated)	14,936,800	656,085
		6,118,528

Materials 3.33%
Air Products and Chemicals, Inc.	458,436	114,792
Albemarle Corp.	928,339	259,814
Ecolab, Inc.	1,634,802	256,778
International Flavors & Fragrances, Inc.	306,831	29,950
Linde PLC	5,547,101	1,649,431
LyondellBasell Industries NV	2,389,675	182,691
Nutrien, Ltd.	2,809,537	237,406
PPG Industries, Inc.	700,000	79,926
		2,810,788

Industrials 12.72%
AMETEK, Inc.	237,207	30,756
BAE Systems PLC (ADR)	4,027,063	150,371
Carrier Global Corp.	11,332,427	450,577
Caterpillar, Inc.	405,381	87,749
CSX Corp.	10,726,339	311,707
Cummins, Inc.	1,297,738	317,310
Emerson Electric Co.	679,128	58,813
Equifax, Inc.	296,600	50,286
General Dynamics Corp.	3,397,226	848,627
General Electric Co.	10,821,505	842,021
Honeywell International, Inc.	4,421,106	901,994
Illinois Tool Works, Inc.	2,204,145	470,651
L3Harris Technologies, Inc.	974,914	240,287
Lockheed Martin Corp.	1,252,256	609,448
Norfolk Southern Corp.	2,127,155	485,140
Northrop Grumman Corp.	1,654,442	908,305
Otis Worldwide Corp.	991,795	70,060
Raytheon Technologies Corp.	22,525,495	2,135,867
RELX PLC (ADR)	1,982,056	53,436
Stanley Black & Decker, Inc.	1,444,394	113,371

6	American Mutual Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
TFI International, Inc.	1,802,400	$164,072
TFI International, Inc. (CAD denominated)	126,624	11,526
Union Pacific Corp.	1,140,152	224,770
United Parcel Service, Inc., Class B	2,370,273	397,661
Waste Connections, Inc.	1,704,919	224,896
Waste Management, Inc.	3,705,828	586,892
		10,746,593

Consumer discretionary 4.79%
D.R. Horton, Inc.	3,174,117	244,026
Darden Restaurants, Inc.	934,146	133,714
Dollar General Corp.	1,159,292	295,677
Hasbro, Inc.	2,310,578	150,765
Home Depot, Inc.	5,134,239	1,520,402
McDonald’s Corp.	1,951,933	532,214
Starbucks Corp.	9,860,622	853,831
TJX Companies, Inc.	1,544,254	111,341
Williams-Sonoma, Inc.[1]	1,658,974	205,431
		4,047,401

Consumer staples 7.78%
Coca-Cola Company	3,840,151	229,833
Colgate-Palmolive Company	990,230	73,119
Danone SA	3,499,329	174,086
General Mills, Inc.	17,135,990	1,397,954
Haleon PLC (ADR)[1,2]	610,455	3,736
Hormel Foods Corp.	1,879,370	87,297
Keurig Dr Pepper, Inc.	27,886,207	1,083,100
Kimberly-Clark Corp.	1,999,428	248,849
McCormick & Co., Inc., nonvoting shares	2,695,771	211,996
Mondelez International, Inc.	18,986,474	1,167,288
PepsiCo, Inc.	5,205,626	945,238
Procter & Gamble Company	7,077,043	953,065
		6,575,561

Health care 18.75%
Abbott Laboratories	15,082,646	1,492,277
AbbVie, Inc.	17,972,913	2,631,234
AmerisourceBergen Corp.	549,565	86,403
Amgen, Inc.	3,817,114	1,031,957
AstraZeneca PLC (ADR)	8,700,169	511,657
Bristol-Myers Squibb Company	16,493,213	1,277,729
CVS Health Corp.	6,974,431	660,479
Danaher Corp.	1,643,310	413,572
Elevance Health, Inc.	294,200	160,860
Eli Lilly and Company	1,251,334	453,096
Gilead Sciences, Inc.	20,299,188	1,592,674
GSK PLC (ADR)	4,425,524	146,795
Johnson & Johnson	1,426,592	248,184
Medtronic PLC	8,856,037	773,486
Merck & Co., Inc.	1,920,543	194,359
Novartis AG (ADR)	977,907	79,338
Novo Nordisk A/S, Class B (ADR)	396,791	43,187
Pfizer, Inc.	16,532,619	769,593
Roche Holding AG (ADR)	1,832,953	75,774
Stryker Corp.	1,526,487	349,932
Thermo Fisher Scientific, Inc.	468,088	240,583
UnitedHealth Group, Inc.	3,925,434	2,179,205
Zimmer Biomet Holdings, Inc.	941,360	106,703
Zoetis, Inc., Class A	2,169,157	327,065
		15,846,142

Financials 12.66%
American International Group, Inc.	4,442,504	253,223
Aon PLC, Class A	996,390	280,474
Arthur J. Gallagher & Co.	668,685	125,098
Bank of America Corp.	3,831,571	138,090
Berkshire Hathaway, Inc., Class B2	248,952	73,463

American Mutual Fund	7

Common stocks (continued)	Shares	Value (000)
Financials (continued)
BlackRock, Inc.	670,308	$432,959
Blackstone, Inc., nonvoting shares	1,000,000	91,140
Charles Schwab Corp.	293,971	23,421
Chubb, Ltd.	1,980,609	425,613
CME Group, Inc., Class A	4,549,960	788,508
East West Bancorp, Inc.	3,537,737	253,196
First Republic Bank	597,655	71,778
Franklin Resources, Inc.	4,906,000	115,046
Great-West Lifeco, Inc.	9,255,382	214,273
Intercontinental Exchange, Inc.	1,652,936	157,971
JPMorgan Chase & Co.	9,576,049	1,205,433
KeyCorp	15,032,919	268,638
Marsh & McLennan Companies, Inc.	4,340,427	700,935
Moody’s Corp.	35,938	9,519
Morgan Stanley	9,275,388	762,159
Nasdaq, Inc.	3,136,635	195,224
National Bank of Canada	1,981,996	134,951
PNC Financial Services Group, Inc.	2,562,125	414,629
Principal Financial Group, Inc.	4,821,413	424,911
Progressive Corp.	1,992,017	255,775
S&P Global, Inc.	553,542	177,825
State Street Corp.	3,902,688	288,799
Toronto-Dominion Bank	1,545,917	98,923
Toronto-Dominion Bank (CAD denominated)[1]	9,811,540	627,936
Travelers Companies, Inc.	2,595,550	478,775
Truist Financial Corp.	9,615,530	430,679
U.S. Bancorp	1,992,016	84,561
Wells Fargo & Company	13,033,996	599,433
Willis Towers Watson PLC	421,238	91,918
		10,695,276

Information technology 11.22%
Accenture PLC, Class A	1,756,753	498,742
Amphenol Corp., Class A	2,794,326	211,894
Analog Devices, Inc.	1,911,553	272,626
Apple, Inc.	9,320,769	1,429,247
Applied Materials, Inc.	1,253,237	110,648
Automatic Data Processing, Inc.	1,503,182	363,319
Cisco Systems, Inc.	4,192,688	190,474
Fidelity National Information Services, Inc.	3,469,639	287,945
Intel Corp.	2,154,840	61,262
Intuit, Inc.	532,500	227,644
KLA Corp.	798,202	252,591
Mastercard, Inc., Class A	751,556	246,646
Microsoft Corp.	11,558,376	2,683,045
NetApp, Inc.	2,021,119	140,003
Paychex, Inc.	5,400,412	638,923
QUALCOMM, Inc.	3,610,024	424,755
Samsung Electronics Co., Ltd. (GDR)	59,587	61,583
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	2,377,020	146,305
Texas Instruments, Inc.	4,115,937	661,143
Visa, Inc., Class A	2,020,113	418,486
Western Union Company	11,373,261	153,653
		9,480,934

Communication services 2.69%
AT&T, Inc.	2,315,721	42,216
BCE, Inc.[1]	4,141,868	186,823
Comcast Corp., Class A	42,925,430	1,362,453
Electronic Arts, Inc.	815,909	102,772
TELUS Corp.	8,595,775	179,506
Verizon Communications, Inc.	10,685,777	399,327
		2,273,097

8	American Mutual Fund

Common stocks (continued)	Shares	Value (000)
Utilities 6.77%
American Electric Power Company, Inc.	2,421,287	$212,880
CenterPoint Energy, Inc.[3]	41,795,870	1,195,780
CMS Energy Corp.	1,668,281	95,175
Constellation Energy Corp.	3,283,028	310,377
Dominion Energy, Inc.	2,994,777	209,545
DTE Energy Company	2,467,553	276,637
Edison International	7,485,015	449,400
Entergy Corp.	2,548,772	273,075
Evergy, Inc.	3,785,000	231,377
Exelon Corp.	14,960,241	577,316
NextEra Energy, Inc.	4,392,386	340,410
Public Service Enterprise Group, Inc.	10,668,785	598,199
Sempra Energy	4,834,763	729,759
Xcel Energy, Inc.	3,351,567	218,221
		5,718,151

Real estate 2.21%
Americold Realty Trust, Inc. REIT	5,179,156	125,595
Crown Castle, Inc. REIT	2,151,378	286,693
CubeSmart REIT	1,830,882	76,659
Digital Realty Trust, Inc. REIT	3,508,409	351,718
Equinix, Inc. REIT	882,885	500,101
Federal Realty Investment Trust REIT	1,300,000	128,674
Kimco Realty Corp. REIT	14,006,323	299,455
Prologis, Inc. REIT	922,024	102,114
		1,871,009

Total common stocks (cost: $51,162,020,000)		76,183,480

Convertible stocks 0.25%
Health care 0.25%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 4/15/2023	162,573	212,720

Total convertible stocks (cost: $198,573,000)		212,720

Short-term securities 9.44%
Money market investments 9.44%
Capital Group Central Cash Fund 3.18%[3,4]	79,756,661	7,974,071

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 3.18%[3,4,5]	7,537	753
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 3.07%[4,5]	402,551	403
Goldman Sachs Financial Square Government Fund, Institutional Shares 3.09%[4,5]	203,629	204
State Street Institutional U.S. Government Money Market Fund, Premier Class 3.01%[4,5]	200,000	200
Dreyfus Treasury Obligations Cash Management, Institutional Shares 3.00%[4,5]	99,399	99
BlackRock Liquidity Funds – FedFund, Institutional Shares 2.87%[4,5]	52,950	53
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 2.88%[4,5]	52,950	53
		1,765

Total short-term securities (cost: $7,975,542,000)		7,975,836
Total investment securities 99.85% (cost: $59,336,135,000)		84,372,036
Other assets less liabilities 0.15%		124,876

Net assets 100.00%		$84,496,912

American Mutual Fund	9

Investments in affiliates3

	Value of affiliates at 11/1/2021 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (000)	Value of affiliates at 10/31/2022 (000)	Dividend income (000)
Common stocks 1.41%
Utilities 1.41%
CenterPoint Energy, Inc.	$1,088,334	$137,370	$154,489		$76,085	$48,480	$1,195,780	$27,606
Short-term securities 9.44%
Money market investments 9.44%
Capital Group Central Cash Fund 3.18%[4]	3,642,746	11,753,389	7,420,834		(1,400)	170	7,974,071	78,897
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 3.18%[4,5]	110,242		109,489	[6]			753	—	[7]
Total short-term securities							7,974,824
Total 10.85%					$74,685	$48,650	$9,170,604	$106,503

[1]	All or a portion of this security was on loan. The total value of all such securities was $18,114,000, which represented .02% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[2]	Security did not produce income during the last 12 months.
[3]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	Rate represents the seven-day yield at 10/31/2022.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

GDR = Global Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

10	American Mutual Fund

Financial statements

Statement of assets and liabilities
at October 31, 2022	(dollars in thousands)

Assets:
Investment securities, at value (includes $18,114 of investment securities on loan):
Unaffiliated issuers (cost: $50,475,466)	$75,201,432
Affiliated issuers (cost: $8,860,669)	9,170,604		$84,372,036
Cash			29,606
Cash denominated in currencies other than U.S. dollars (cost: $21,348)			21,348
Receivables for:
Sales of investments	65,217
Sales of fund’s shares	106,007
Dividends and interest	135,888
Securities lending income	—	*
Other	11		307,123
			84,730,113
Liabilities:
Collateral for securities on loan			1,765
Payables for:
Purchases of investments	111,285
Repurchases of fund’s shares	89,771
Investment advisory services	15,809
Services provided by related parties	11,690
Trustees’ deferred compensation	2,208
Other	673		231,436
Net assets at October 31, 2022			$84,496,912

Net assets consist of:
Capital paid in on shares of beneficial interest			$56,819,354
Total distributable earnings			27,677,558
Net assets at October 31, 2022			$84,496,912

*	Amount less than one thousand.

Refer to the notes to financial statements.

American Mutual Fund	11

Financial statements (continued)

Statement of assets and liabilities
at October 31, 2022 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,726,196 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$35,574,967	726,408		$48.97
Class C	1,018,602	21,162		48.13
Class T	13	—	*	48.98
Class F-1	1,199,713	24,628		48.71
Class F-2	14,333,618	292,817		48.95
Class F-3	5,715,614	116,760		48.95
Class 529-A	1,353,541	27,719		48.83
Class 529-C	44,330	912		48.59
Class 529-E	48,018	988		48.59
Class 529-T	16	—	*	48.99
Class 529-F-1	12	—	*	48.91
Class 529-F-2	180,389	3,684		48.97
Class 529-F-3	13	—	*	48.96
Class R-1	52,274	1,081		48.36
Class R-2	245,536	5,086		48.28
Class R-2E	28,790	591		48.75
Class R-3	535,566	11,040		48.51
Class R-4	772,131	15,831		48.77
Class R-5E	124,283	2,541		48.91
Class R-5	371,767	7,590		48.98
Class R-6	22,897,719	467,358		48.99

*	Amount less than one thousand.

Refer to the notes to financial statements.

12	American Mutual Fund

Financial statements (continued)

Statement of operations
for the year ended October 31, 2022	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $20,980; also includes $106,503 from affiliates)	$2,088,472
Securities lending income (net of fees)	2,626
Interest from unaffiliated issuers	1,122	$2,092,220
Fees and expenses*:
Investment advisory services	196,216
Distribution services	114,558
Transfer agent services	43,922
Administrative services	25,513
529 plan services	927
Reports to shareholders	1,323
Registration statement and prospectus	2,070
Trustees’ compensation	(16)
Auditing and legal	154
Custodian	1,108
Other	167
Total fees and expenses before waiver	385,942
Less waiver of fees and expenses:
Investment advisory services waiver	— †
Total fees and expenses after waiver		385,942
Net investment income		1,706,278

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	2,509,786
Affiliated issuers	74,685
In-kind redemptions	16,023
Currency transactions	(231)	2,600,263
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(6,607,518)
Affiliated issuers	48,650
Currency translations	(438)	(6,559,306)
Net realized gain and unrealized depreciation		(3,959,043)

Net decrease in net assets resulting from operations		$(2,252,765)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Refer to the notes to financial statements.

American Mutual Fund	13

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2022	2021
Operations:
Net investment income	$1,706,278	$1,482,275
Net realized gain	2,600,263	2,960,722
Net unrealized (depreciation) appreciation	(6,559,306)	16,786,040
Net (decrease) increase in net assets resulting from operations	(2,252,765)	21,229,037

Distributions paid to shareholders	(4,146,575)	(1,443,291)

Net capital share transactions	6,102,922	4,028,567

Total (decrease) increase in net assets	(296,418)	23,814,313

Net assets:
Beginning of year	84,793,330	60,979,017
End of year	$84,496,912	$84,793,330

Refer to the notes to financial statements.

14	American Mutual Fund

Notes to financial statements

1. Organization

American Mutual Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives: current income, growth of capital and conservation of principal.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Mutual Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

16	American Mutual Fund

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. As of October 31, 2022, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

American Mutual Fund	17

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

18	American Mutual Fund

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2022, the total value of securities on loan was $18,114,000, and the total value of collateral received was $19,011,000. Collateral received includes cash of $1,765,000 and U.S. government securities of $17,246,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2022, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2022, the fund reclassified $204,340,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2022, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$315,582
Undistributed long-term capital gains	2,397,453
Gross unrealized appreciation on investments	26,159,744
Gross unrealized depreciation on investments	(1,192,759)
Net unrealized appreciation on investments	24,966,985
Cost of investments	59,405,051

American Mutual Fund	19

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2022						Year ended October 31, 2021
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$613,572		$1,086,167		$1,699,739		$574,044		$—	$574,044
Class C	10,382		33,257		43,639		11,020		—	11,020
Class T	—	*	—	*	—	*	—	*	—	—	*
Class F-1	23,405		44,176		67,581		24,912		—	24,912
Class F-2	272,177		418,958		691,135		234,373		—	234,373
Class F-3	106,363		154,632		260,995		89,207		—	89,207
Class 529-A	22,754		40,636		63,390		21,090		—	21,090
Class 529-C	414		1,428		1,842		508		—	508
Class 529-E	692		1,456		2,148		672		—	672
Class 529-T	—	*	—	*	—	*	—	*	—	—	*
Class 529-F-1	—	*	—	*	—	*	—	*	—	—	*
Class 529-F-2	3,048		4,365		7,413		2,401		—	2,401
Class 529-F-3	—	*	—	*	—	*	—	*	—	—	*
Class R-1	547		1,826		2,373		579		—	579
Class R-2	2,456		8,105		10,561		2,581		—	2,581
Class R-2E	368		932		1,300		377		—	377
Class R-3	7,668		17,422		25,090		7,890		—	7,890
Class R-4	13,686		25,512		39,198		14,154		—	14,154
Class R-5E	2,154		3,164		5,318		1,599		—	1,599
Class R-5	7,574		11,784		19,358		7,311		—	7,311
Class R-6	476,688		728,807		1,205,495		450,573		—	450,573
Total	$1,563,948		$2,582,627		$4,146,575		$1,443,291		$—	$1,443,291

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.384% on the first $1 billion of daily net assets and decreasing to 0.222% on such assets in excess of $55 billion. On March 8, 2022, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2022, decreasing the annual rate to 0.221% on daily net assets in excess of $89 billion. CRMC waived investment advisory services fees of less than $1,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. For the year ended October 31, 2022, the investment advisory services fees were $196,216,000, which were equivalent to an annualized rate of 0.231% of average daily net assets.

20	American Mutual Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2022, unreimbursed expenses subject to reimbursement totaled $7,587,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

Prior to January 1, 2022, the quarterly fees were based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fees were amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended October 31, 2022, the 529 plan services fees were $927,000, which were equivalent to 0.058% of the average daily net assets of each 529 share class.

American Mutual Fund	21

For the year ended October 31, 2022, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$89,449	$22,056		$10,734		Not applicable
Class C	10,467	644		315		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	3,444	1,683		417		Not applicable
Class F-2	Not applicable	15,612		4,247		Not applicable
Class F-3	Not applicable	39		1,582		Not applicable
Class 529-A	3,090	752		404		$781
Class 529-C	452	26		14		26
Class 529-E	237	13		14		27
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	60		48		93
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	567	55		17		Not applicable
Class R-2	1,913	853		77		Not applicable
Class R-2E	177	59		9		Not applicable
Class R-3	2,734	772		164		Not applicable
Class R-4	2,028	795		243		Not applicable
Class R-5E	Not applicable	141		34		Not applicable
Class R-5	Not applicable	185		115		Not applicable
Class R-6	Not applicable	177		7,079		Not applicable
Total class-specific expenses	$114,558	$43,922		$25,513		$927

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $(16,000) in the fund’s statement of operations reflects $406,000 in current fees (either paid in cash or deferred) and a net decrease of $422,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2022, the fund engaged in such purchase and sale transactions with related funds in the amounts of $733,546,000 and $941,901,000, respectively, which generated $285,947,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2022.

22	American Mutual Fund

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2022

Class A	$4,393,635	87,035	$1,663,129	32,394		$(3,479,413)	(68,938)	$2,577,351	50,491
Class C	226,911	4,570	43,426	855		(262,012)	(5,249)	8,325	176
Class T	—	—	—	—		—	—	—	—
Class F-1	212,046	4,203	66,940	1,310		(419,635)	(8,562)	(140,649)	(3,049)
Class F-2	4,375,353	86,570	675,504	13,190		(3,289,933)	(65,537)	1,760,924	34,223
Class F-3	1,910,209	38,262	256,921	5,021		(1,128,419)	(22,318)	1,038,711	20,965
Class 529-A	224,586	4,460	63,375	1,238		(164,550)	(3,256)	123,411	2,442
Class 529-C	15,322	305	1,837	36		(18,427)	(363)	(1,268)	(22)
Class 529-E	8,214	164	2,147	42		(6,388)	(126)	3,973	80
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	65,884	1,299	7,412	145		(25,237)	(494)	48,059	950
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	10,453	207	2,367	46		(15,380)	(310)	(2,560)	(57)
Class R-2	57,696	1,159	10,559	207		(67,909)	(1,361)	346	5
Class R-2E	9,289	184	1,300	26		(9,858)	(194)	731	16
Class R-3	136,929	2,746	25,074	491		(160,712)	(3,202)	1,291	35
Class R-4	208,027	4,132	39,190	766		(259,593)	(5,161)	(12,376)	(263)
Class R-5E	44,253	875	5,317	104		(19,943)	(393)	29,627	586
Class R-5	91,301	1,802	19,329	377		(104,654)	(2,075)	5,976	104
Class R-6	2,108,877	42,033	1,204,167	23,484		(2,651,997)	(52,415)	661,047	13,102
Total net increase (decrease)	$14,098,985	280,006	$4,087,997	79,732		$(12,084,060)	(239,954)	$6,102,922	119,784

Refer to the end of the table for footnotes.

American Mutual Fund	23

	Sales*			Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2021

Class A	$3,067,132	63,746		$559,752		11,686		$(3,216,905)	(67,254)	$409,979	8,178
Class C	192,783	4,080		10,970		235		(277,949)	(5,877)	(74,196)	(1,562)
Class T	—	—		—		—		—	—	—	—
Class F-1	241,051	5,140		24,581		518		(461,006)	(9,664)	(195,374)	(4,006)
Class F-2	3,668,263	76,790		229,125		4,774		(2,313,525)	(47,880)	1,583,863	33,684
Class F-3	1,469,871	30,760		87,621		1,823		(735,349)	(15,176)	822,143	17,407
Class 529-A	160,279	3,347		21,085		442		(168,402)	(3,522)	12,962	267
Class 529-C	10,411	219		507		11		(21,779)	(457)	(10,861)	(227)
Class 529-E	5,056	106		672		14		(6,940)	(146)	(1,212)	(26)
Class 529-T	—	—		—	†	—	†	—	—	— †	— †
Class 529-F-1	11	—	†	—	†	—	†	(11)	— †	— †	— †
Class 529-F-2	36,394	753		2,401		50		(18,811)	(390)	19,984	413
Class 529-F-3	—	—		—	†	—	†	—	—	— †	— †
Class R-1	7,999	168		578		12		(14,848)	(316)	(6,271)	(136)
Class R-2	55,542	1,169		2,580		55		(64,684)	(1,367)	(6,562)	(143)
Class R-2E	8,812	186		377		8		(9,897)	(207)	(708)	(13)
Class R-3	118,561	2,500		7,874		166		(136,774)	(2,857)	(10,339)	(191)
Class R-4	275,600	5,918		14,132		296		(251,108)	(5,218)	38,624	996
Class R-5E	54,756	1,175		1,599		33		(15,125)	(311)	41,230	897
Class R-5	94,946	2,004		7,301		152		(81,701)	(1,706)	20,546	450
Class R-6	4,382,334	92,242		450,042		9,378		(3,447,617)	(70,378)	1,384,759	31,242
Total net increase (decrease)	$13,849,801	290,303		$1,421,197		29,653		$(11,242,431)	(232,726)	$4,028,567	87,230

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $18,594,212,000 and $19,179,054,000, respectively, during the year ended October 31, 2022.

24	American Mutual Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2022	$52.81	$.95	$(2.30)	$(1.35)	$(.88)	$(1.61)	$(2.49)	$48.97	(2.73)%	$35,575		.58%		.58%		1.88%
10/31/2021	40.16	.88	12.63	13.51	(.86)	—	(.86)	52.81	33.86	35,695		.58		.58		1.82
10/31/2020	42.78	.84	(1.38)	(.54)	(.89)	(1.19)	(2.08)	40.16	(1.35)	26,817		.60		.60		2.04
10/31/2019	40.95	.88	3.46	4.34	(.87)	(1.64)	(2.51)	42.78	11.39	28,162		.59		.59		2.16
10/31/2018	40.97	.84	1.64	2.48	(.83)	(1.67)	(2.50)	40.95	6.11	25,509		.58		.58		2.03
Class C:
10/31/2022	51.94	.56	(2.26)	(1.70)	(.50)	(1.61)	(2.11)	48.13	(3.47)	1,019		1.33		1.33		1.13
10/31/2021	39.51	.51	12.43	12.94	(.51)	—	(.51)	51.94	32.89	1,090		1.33		1.33		1.08
10/31/2020	42.11	.53	(1.36)	(.83)	(.58)	(1.19)	(1.77)	39.51	(2.10)	891		1.34		1.34		1.31
10/31/2019	40.34	.56	3.41	3.97	(.56)	(1.64)	(2.20)	42.11	10.54	1,187		1.36		1.36		1.39
10/31/2018	40.40	.51	1.60	2.11	(.50)	(1.67)	(2.17)	40.34	5.26	1,137		1.37		1.37		1.24
Class T:
10/31/2022	52.81	1.08	(2.30)	(1.22)	(1.00)	(1.61)	(2.61)	48.98	(2.47)[5]	—	[6]	.32	[5]	.32	[5]	2.13	[5]
10/31/2021	40.17	1.00	12.62	13.62	(.98)	—	(.98)	52.81	34.17 [5]	—	[6]	.33	[5]	.33	[5]	2.07	[5]
10/31/2020	42.79	.94	(1.37)	(.43)	(1.00)	(1.19)	(2.19)	40.17	(1.09)[5]	—	[6]	.34	[5]	.34	[5]	2.30	[5]
10/31/2019	40.96	.98	3.45	4.43	(.96)	(1.64)	(2.60)	42.79	11.63 [5]	—	[6]	.36	[5]	.36	[5]	2.40	[5]
10/31/2018	40.98	.93	1.63	2.56	(.91)	(1.67)	(2.58)	40.96	6.34 [5]	—	[6]	.36	[5]	.36	[5]	2.25	[5]
Class F-1:
10/31/2022	52.54	.92	(2.29)	(1.37)	(.85)	(1.61)	(2.46)	48.71	(2.79)	1,200		.63		.63		1.82
10/31/2021	39.96	.85	12.56	13.41	(.83)	—	(.83)	52.54	33.79	1,454		.64		.64		1.78
10/31/2020	42.58	.82	(1.38)	(.56)	(.87)	(1.19)	(2.06)	39.96	(1.41)	1,266		.64		.64		2.00
10/31/2019	40.77	.85	3.44	4.29	(.84)	(1.64)	(2.48)	42.58	11.31	1,347		.66		.66		2.09
10/31/2018	40.80	.80	1.63	2.43	(.79)	(1.67)	(2.46)	40.77	6.02	1,199		.66		.66		1.95
Class F-2:
10/31/2022	52.79	1.06	(2.31)	(1.25)	(.98)	(1.61)	(2.59)	48.95	(2.54)	14,334		.38		.38		2.09
10/31/2021	40.14	.98	12.63	13.61	(.96)	—	(.96)	52.79	34.17	13,651		.38		.38		2.02
10/31/2020	42.77	.92	(1.38)	(.46)	(.98)	(1.19)	(2.17)	40.14	(1.15)	9,029		.38		.38		2.25
10/31/2019	40.94	.96	3.46	4.42	(.95)	(1.64)	(2.59)	42.77	11.60	8,034		.40		.40		2.34
10/31/2018	40.97	.91	1.63	2.54	(.90)	(1.67)	(2.57)	40.94	6.28	5,778		.40		.40		2.20
Class F-3:
10/31/2022	52.79	1.11	(2.31)	(1.20)	(1.03)	(1.61)	(2.64)	48.95	(2.43)	5,716		.27		.27		2.20
10/31/2021	40.14	1.03	12.63	13.66	(1.01)	—	(1.01)	52.79	34.30	5,057		.27		.27		2.12
10/31/2020	42.77	.96	(1.38)	(.42)	(1.02)	(1.19)	(2.21)	40.14	(1.04)	3,147		.28		.28		2.35
10/31/2019	40.94	1.00	3.46	4.46	(.99)	(1.64)	(2.63)	42.77	11.72	2,433		.30		.29		2.44
10/31/2018	40.97	.95	1.63	2.58	(.94)	(1.67)	(2.61)	40.94	6.38	1,577		.31		.31		2.29
Class 529-A:
10/31/2022	52.66	.93	(2.29)	(1.36)	(.86)	(1.61)	(2.47)	48.83	(2.76)	1,353		.61		.61		1.85
10/31/2021	40.05	.86	12.59	13.45	(.84)	—	(.84)	52.66	33.81	1,331		.62		.62		1.78
10/31/2020	42.67	.82	(1.38)	(.56)	(.87)	(1.19)	(2.06)	40.05	(1.39)	1,002		.64		.64		2.00
10/31/2019	40.85	.85	3.45	4.30	(.84)	(1.64)	(2.48)	42.67	11.30	1,012		.66		.66		2.09
10/31/2018	40.88	.80	1.63	2.43	(.79)	(1.67)	(2.46)	40.85	6.01	928		.66		.66		1.95

Refer to the end of the table for footnotes.

American Mutual Fund	25

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2022	$52.40	$.54	$(2.28)	$(1.74)	$(.46)	$(1.61)	$(2.07)	$48.59	(3.50)%	$44		1.37%		1.37%		1.08%
10/31/2021	39.85	.51	12.53	13.04	(.49)	—	(.49)	52.40	32.85	49		1.36		1.36		1.06
10/31/2020	42.43	.54	(1.39)	(.85)	(.54)	(1.19)	(1.73)	39.85	(2.13)	46		1.38		1.38		1.33
10/31/2019	40.63	.55	3.42	3.97	(.53)	(1.64)	(2.17)	42.43	10.47	130		1.40		1.40		1.36
10/31/2018	40.64	.49	1.61	2.10	(.44)	(1.67)	(2.11)	40.63	5.22	140		1.42		1.42		1.20
Class 529-E:
10/31/2022	52.42	.81	(2.29)	(1.48)	(.74)	(1.61)	(2.35)	48.59	(3.00)	48		.85		.85		1.61
10/31/2021	39.87	.74	12.54	13.28	(.73)	—	(.73)	52.42	33.52	48		.85		.85		1.55
10/31/2020	42.48	.73	(1.37)	(.64)	(.78)	(1.19)	(1.97)	39.87	(1.62)	37		.86		.86		1.78
10/31/2019	40.68	.76	3.43	4.19	(.75)	(1.64)	(2.39)	42.48	11.05	43		.88		.88		1.87
10/31/2018	40.72	.70	1.62	2.32	(.69)	(1.67)	(2.36)	40.68	5.77	41		.89		.89		1.71
Class 529-T:
10/31/2022	52.82	1.05	(2.30)	(1.25)	(.97)	(1.61)	(2.58)	48.99	(2.53)[5]	—	[6]	.38	[5]	.38	[5]	2.07	[5]
10/31/2021	40.17	.97	12.63	13.60	(.95)	—	(.95)	52.82	34.11 [5]	—	[6]	.40	[5]	.40	[5]	2.01	[5]
10/31/2020	42.79	.93	(1.38)	(.45)	(.98)	(1.19)	(2.17)	40.17	(1.13)[5]	—	[6]	.39	[5]	.39	[5]	2.25	[5]
10/31/2019	40.95	.96	3.46	4.42	(.94)	(1.64)	(2.58)	42.79	11.60 [5]	—	[6]	.41	[5]	.41	[5]	2.34	[5]
10/31/2018	40.98	.91	1.62	2.53	(.89)	(1.67)	(2.56)	40.95	6.25 [5]	—	[6]	.42	[5]	.42	[5]	2.19	[5]
Class 529-F-1:
10/31/2022	52.74	1.02	(2.30)	(1.28)	(.94)	(1.61)	(2.55)	48.91	(2.60)[5]	—	[6]	.44	[5]	.44	[5]	2.01	[5]
10/31/2021	40.12	.95	12.61	13.56	(.94)	—	(.94)	52.74	34.04 [5]	—	[6]	.44	[5]	.44	[5]	1.95	[5]
10/31/2020	42.75	.92	(1.39)	(.47)	(.97)	(1.19)	(2.16)	40.12	(1.15)[5]	—	[6]	.40	[5]	.40	[5]	2.23	[5]
10/31/2019	40.92	.95	3.46	4.41	(.94)	(1.64)	(2.58)	42.75	11.56	90		.42		.42		2.33
10/31/2018	40.94	.90	1.64	2.54	(.89)	(1.67)	(2.56)	40.92	6.27	78		.43		.43		2.17
Class 529-F-2:
10/31/2022	52.81	1.06	(2.31)	(1.25)	(.98)	(1.61)	(2.59)	48.97	(2.53)	180		.36		.36		2.10
10/31/2021	40.16	.98	12.62	13.60	(.95)	—	(.95)	52.81	34.13	144		.38		.38		2.01
10/31/2020[7,8]	40.16	—	—	—	—	—	—	40.16	—	93		—		—		—
Class 529-F-3:
10/31/2022	52.80	1.08	(2.31)	(1.23)	(1.00)	(1.61)	(2.61)	48.96	(2.49)	—	[6]	.32		.32		2.13
10/31/2021	40.16	1.00	12.62	13.62	(.98)	—	(.98)	52.80	34.19	—	[6]	.38		.33		2.07
10/31/2020[7,8]	40.16	—	—	—	—	—	—	40.16	—	—	[6]	—		—		—
Class R-1:
10/31/2022	52.17	.55	(2.27)	(1.72)	(.48)	(1.61)	(2.09)	48.36	(3.48)	52		1.35		1.35		1.11
10/31/2021	39.68	.49	12.48	12.97	(.48)	—	(.48)	52.17	32.84	59		1.37		1.37		1.04
10/31/2020	42.28	.50	(1.35)	(.85)	(.56)	(1.19)	(1.75)	39.68	(2.16)	51		1.40		1.40		1.24
10/31/2019	40.50	.54	3.42	3.96	(.54)	(1.64)	(2.18)	42.28	10.48	62		1.41		1.41		1.34
10/31/2018	40.54	.49	1.61	2.10	(.47)	(1.67)	(2.14)	40.50	5.23	58		1.42		1.42		1.20

Refer to the end of the table for footnotes.

26	American Mutual Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
10/31/2022	$52.08	$.55	$(2.26)	$(1.71)	$(.48)	$(1.61)	$(2.09)	$48.28	(3.46)%	$245	1.35%	1.35%	1.11%
10/31/2021	39.63	.50	12.45	12.95	(.50)	—	(.50)	52.08	32.81	265	1.36	1.36	1.05
10/31/2020	42.22	.51	(1.34)	(.83)	(.57)	(1.19)	(1.76)	39.63	(2.11)	207	1.38	1.38	1.26
10/31/2019	40.45	.55	3.41	3.96	(.55)	(1.64)	(2.19)	42.22	10.49	245	1.39	1.39	1.36
10/31/2018	40.50	.50	1.61	2.11	(.49)	(1.67)	(2.16)	40.45	5.26	237	1.39	1.39	1.22
Class R-2E:
10/31/2022	52.58	.70	(2.29)	(1.59)	(.63)	(1.61)	(2.24)	48.75	(3.21)	29	1.07	1.07	1.40
10/31/2021	39.99	.64	12.58	13.22	(.63)	—	(.63)	52.58	33.23	30	1.07	1.07	1.33
10/31/2020	42.60	.63	(1.36)	(.73)	(.69)	(1.19)	(1.88)	39.99	(1.84)	23	1.09	1.09	1.55
10/31/2019	40.79	.67	3.45	4.12	(.67)	(1.64)	(2.31)	42.60	10.83	22	1.10	1.10	1.64
10/31/2018	40.83	.62	1.62	2.24	(.61)	(1.67)	(2.28)	40.79	5.53	15	1.11	1.11	1.50
Class R-3:
10/31/2022	52.33	.78	(2.28)	(1.50)	(.71)	(1.61)	(2.32)	48.51	(3.06)	536	.91	.91	1.55
10/31/2021	39.81	.71	12.51	13.22	(.70)	—	(.70)	52.33	33.41	576	.92	.92	1.49
10/31/2020	42.41	.70	(1.36)	(.66)	(.75)	(1.19)	(1.94)	39.81	(1.67)	446	.93	.93	1.71
10/31/2019	40.62	.73	3.42	4.15	(.72)	(1.64)	(2.36)	42.41	10.97	545	.94	.94	1.81
10/31/2018	40.66	.68	1.62	2.30	(.67)	(1.67)	(2.34)	40.62	5.71	535	.95	.95	1.66
Class R-4:
10/31/2022	52.60	.93	(2.30)	(1.37)	(.85)	(1.61)	(2.46)	48.77	(2.77)	772	.61	.61	1.85
10/31/2021	40.01	.86	12.58	13.44	(.85)	—	(.85)	52.60	33.81	847	.62	.62	1.79
10/31/2020	42.63	.82	(1.37)	(.55)	(.88)	(1.19)	(2.07)	40.01	(1.38)	604	.63	.63	2.01
10/31/2019	40.81	.86	3.45	4.31	(.85)	(1.64)	(2.49)	42.63	11.34	631	.64	.64	2.11
10/31/2018	40.84	.81	1.62	2.43	(.79)	(1.67)	(2.46)	40.81	6.03	616	.65	.65	1.96
Class R-5E:
10/31/2022	52.74	1.05	(2.30)	(1.25)	(.97)	(1.61)	(2.58)	48.91	(2.54)	124	.39	.39	2.07
10/31/2021	40.12	.96	12.61	13.57	(.95)	—	(.95)	52.74	34.09	103	.40	.40	1.97
10/31/2020	42.74	.91	(1.36)	(.45)	(.98)	(1.19)	(2.17)	40.12	(1.14)	42	.40	.40	2.22
10/31/2019	40.92	.93	3.48	4.41	(.95)	(1.64)	(2.59)	42.74	11.59	33	.42	.42	2.28
10/31/2018	40.96	.89	1.64	2.53	(.90)	(1.67)	(2.57)	40.92	6.26	5	.44	.44	2.15
Class R-5:
10/31/2022	52.82	1.09	(2.31)	(1.22)	(1.01)	(1.61)	(2.62)	48.98	(2.49)	372	.31	.31	2.15
10/31/2021	40.16	1.01	12.63	13.64	(.98)	—	(.98)	52.82	34.24	395	.32	.32	2.09
10/31/2020	42.79	.95	(1.39)	(.44)	(1.00)	(1.19)	(2.19)	40.16	(1.09)	283	.32	.32	2.32
10/31/2019	40.96	.99	3.45	4.44	(.97)	(1.64)	(2.61)	42.79	11.66	337	.34	.34	2.41
10/31/2018	40.98	.94	1.63	2.57	(.92)	(1.67)	(2.59)	40.96	6.36	324	.35	.35	2.26
Class R-6:
10/31/2022	52.83	1.11	(2.31)	(1.20)	(1.03)	(1.61)	(2.64)	48.99	(2.43)	22,898	.27	.27	2.19
10/31/2021	40.18	1.03	12.63	13.66	(1.01)	—	(1.01)	52.83	34.27	23,999	.27	.27	2.14
10/31/2020	42.80	.97	(1.37)	(.40)	(1.03)	(1.19)	(2.22)	40.18	(1.02)	16,995	.27	.27	2.36
10/31/2019	40.97	1.01	3.45	4.46	(.99)	(1.64)	(2.63)	42.80	11.71	15,579	.29	.29	2.45
10/31/2018	40.99	.96	1.63	2.59	(.94)	(1.67)	(2.61)	40.97	6.41	12,190	.30	.30	2.31

Refer to the end of the table for footnotes.

American Mutual Fund	27

Financial highlights (continued)

	Year ended October 31,
	2022	2021	2020	2019	2018
Portfolio turnover rate for all share classes[9]	24%	23%	24%[10]	21%	16%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[10]	Includes the value of securities sold due to redemptions of shares in-kind. The rate would have been 23% for the year ended October 31, 2020, if the value of securities sold due to in-kind redemptions were excluded.

Refer to the notes to financial statements.

28	American Mutual Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Mutual Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Mutual Fund (the “Fund”), including the investment portfolio, as of October 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
December 8, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

American Mutual Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2022, through October 31, 2022).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

 The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	American Mutual Fund

Expense example (continued)

	Beginning account value 5/1/2022	Ending account value 10/31/2022	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$977.25	$2.89	.58%
Class A – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class C – actual return	1,000.00	973.53	6.57	1.32
Class C – assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class T – actual return	1,000.00	978.52	1.60	.32
Class T – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class F-1 – actual return	1,000.00	976.93	3.14	.63
Class F-1 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class F-2 – actual return	1,000.00	978.31	1.89	.38
Class F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class F-3 – actual return	1,000.00	978.80	1.35	.27
Class F-3 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 529-A – actual return	1,000.00	977.04	3.04	.61
Class 529-A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 529-C – actual return	1,000.00	973.40	6.86	1.38
Class 529-C – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class 529-E – actual return	1,000.00	975.93	4.23	.85
Class 529-E – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class 529-T – actual return	1,000.00	978.28	1.89	.38
Class 529-T – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-F-1 – actual return	1,000.00	977.96	2.24	.45
Class 529-F-1 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 529-F-2 – actual return	1,000.00	978.32	1.80	.36
Class 529-F-2 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 529-F-3 – actual return	1,000.00	978.32	1.60	.32
Class 529-F-3 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-1 – actual return	1,000.00	973.49	6.72	1.35
Class R-1 – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2 – actual return	1,000.00	973.66	6.67	1.34
Class R-2 – assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class R-2E – actual return	1,000.00	974.95	5.28	1.06
Class R-2E – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Class R-3 – actual return	1,000.00	975.63	4.53	.91
Class R-3 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 – actual return	1,000.00	977.01	3.04	.61
Class R-4 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-5E – actual return	1,000.00	978.20	1.94	.39
Class R-5E – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class R-5 – actual return	1,000.00	978.62	1.55	.31
Class R-5 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class R-6 – actual return	1,000.00	978.82	1.35	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Mutual Fund	31

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2022:

Long-term capital gains	$2,770,875,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$27,476,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

32	American Mutual Fund

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American Mutual Fund	33

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Mary Anne Dolan, 1947	1993	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2010	Former Dean and Professor of Marketing, Marshall School of Business, University of Southern California	96	Advanced Merger Partners; EVe Mobility Acquisition Corp (acquisitions of companies in the electric vehicle market); J. G. Boswell (agricultural production); Mercury General Corporation
Pablo R. González Guajardo, 1967 Chair of the Board (Independent and Non-Executive)	2015	CEO, Kimberly-Clark de México, SAB de CV	22	América Móvil, SAB de CV (telecommunications company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Merit E. Janow, 1958	2021	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	93	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
William D. Jones, 1955	2006	Real estate developer/owner, President and former CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	23	Biogen Inc.
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System	4	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	Bunge Limited (agricultural business and food company)
Kathy J. Williams, 1955	2019	Board Chair, Above and Beyond Teaching	7	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William L. Robbins, 1968 Co-President	2004	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company; Chair and Director, Capital Group International, Inc.	13	None
James Terrile, 1965 Senior Vice President	2007	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None

34	American Mutual Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Charles E. Ellwein, 1968 Co-President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Herbert Y. Poon, 1973 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company
Michael W. Stockton, 1967 Executive Vice President	2013–2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Grant L. Cambridge, 1962 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company
Cheryl E. Frank, 1975 Senior Vice President	2018	Partner — Capital International Investors, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company
Bradley J. Vogt, 1965 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company
Julie E. Lawton, 1973 Secretary	2021	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016, 2021	Senior Vice President — Investment Operations, Capital Research and Management Company

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

American Mutual Fund	35

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	American Mutual Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Mutual Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Mutual Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2022. FTSE Russell is a trading name of certain of the LSE Group Companies. “Russell” is a trade mark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2021.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2021. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 63% of the time, based on the 20-year period ended December 31, 2021, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that William R. McLaughlin, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AMF

Registrant:

a) Audit Fees:
Audit	2021	95,000
	2022	97,000

b) Audit-Related Fees:
	2021	11,000
	2022	14,000

c) Tax Fees:
	2021	8,000
	2022	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2021	None
	2022	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2021	1,442,000
	2022	2,221,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2021	1,000
	2022	394,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2021	2,000
	2022	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,463,000 for fiscal year 2021 and $2,639,000 for fiscal year 2022. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN MUTUAL FUND

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Principal Executive Officer

Date: December 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Principal Executive Officer

Date: December 30, 2022

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: December 30, 2022